Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
     I, Scott D. Josey, Chairman of the Board, Chief Executive Officer and President (principal executive officer) of Mariner Energy, Inc. (the “Registrant”), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, based upon a review of the Annual Report on Form 10-K for the fiscal year ended December 31, 2006, of the Registrant (the “Report”):
     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: March 30, 2007

/s/ Scott D. Josey
Scott D. Josey,
Chairman of the Board, Chief Executive Officer and President